Exhibit B

HOLOBEAM, INC.
Form 10Q
JUNE 30, 2006
Section 906 Certification


       Certification of Principal Executive Officer pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        In connection with the Quarterly Report of Holobeam, Inc.
(The Registrant) on Form 10Q for the period ended June 30,
2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

        (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)	The information contained in the Report fairly presents,
 in all respects, the financial condition and results of operations of the Registrant.



/s/ Melvin S. Cook
------------------
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
August 11, 2006

Exhibit B

HOLOBEAM, INC.
   Form 10Q
   JUNE 30, 2006
Section 906 Certification


       Certification of Chief Financial Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        In connection with the Quarterly Report of Holobeam, Inc. (The Registrant) on Form 10Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ralph A. Fredericks, certify pursuant to 18 U.S.C.,
Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


        (2)	The information contained in the Report fairly presents,
in all respects, the financial condition and results of operations of the Registrant.




/s/ Ralph A. Fredericks
-----------------------
RALPH A. FREDERICKS
TREASURER
August 11, 2006